                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 14, 1996
                                                         -----------------



                            ACCUSTAFF INCORPORATED
                            ----------------------
                           (Exact name of registrant
                         as specified in its charter)



            Florida                    0-24484            59-3116655
   ------------------------          -----------      ------------------
       (State or other               (Commission       (I.R.S. Employer
       jurisdiction of               File Number)     Identification No.)
        incorporation)



              6440 Atlantic Boulevard, Jacksonville, FL    32211
              -----------------------------------------  -------
              (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (904) 725-5574
                                                           --------------



                                    N/A
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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 14, 1996, AccuStaff Incorporated (the "Company") completed the previously announced acquisition of Career Horizons, Inc. ("Career") pursuant to the Agreement and Plan of Merger dated August 25, 1996, among the Company, Career and Sunrise Merger Corporation (the "Merger"). Pursuant to the Merger, the former shareholders of Career will receive 1.53 shares of AccuStaff common stock for each share of Career common stock. An aggregate of approximately 27,626,843 shares of AccuStaff common stock will be issued in exchange for all of the issued and outstanding common stock of Career. In connection with the Merger, AccuStaff's common stock was listed for trading on the New York Stock Exchange under the symbol "ASI".

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Career Horizons, Inc. have been previously filed with the Commission and are incorporated by reference from the Company's registration statement on Form S-4 (Reg. No. 333-12207) and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

     (B) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial statements have been previously filed with the Commission and are incorporated by reference from the Company's registration statement on Form S-4 (Reg. No. 333-12207) and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

     (C)  EXHIBITS.

     2.1 Agreement and Plan of Merger by and among AccuStaff Incorporated, Sunrise Merger Corporation and Career Horizons, Inc. dated as of August 25, 1996 (without schedules)/1/ incorporated by reference to
          Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 25, 1996, filed August 28, 1996.


     23.1 Consent of Coopers & Lybrand L.L.P.

     99.1 Press Release dated November 14, 1996.

     99.2 Press Release dated  November 13, 1996.

/1/ AccuStaff shall supplementary furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACCUSTAFF INCORPORATED



                                    By:  /s/ Derek E. Dewan
                                       -------------------------------
                                         Derek E. Dewan
                                         President and Chief Executive
                                         Officer


Dated: November 14, 1996
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                                 EXHIBIT INDEX
                                                                            Page
                                                                            ----


     2.1 Agreement and Plan of Merger by and among AccuStaff Incorporated, Sunrise Merger Corporation and Career Horizons, Inc. dated as of August 25, 1996 (without schedules)/1/ incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 25, 1996 filed August 28, 1996.


     23.1 Consent of Coopers & Lybrand L.L.P.

     99.1 Press Release dated November 14, 1996.

     99.2 Press Release dated November 13, 1996.

/1/ AccuStaff shall supplementary furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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